UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2007

CENTENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-33395 (Commission file number)	42-1406317 (IRS Employer Identification No.)

7711 Carondelet Avenue, St. Louis, Missouri 63105
(Address of principal executive office and zip code)
Registrant’s telephone number, including area code: (314) 725-4477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    (e)  On December 12, 2007, our board of directors granted restricted stock unit awards to certain executive officers. Our Named Executive Officers: Michael F. Neidorff, Carol E. Goldman, and William N. Scheffel received grants of 100,000, 10,000, and 20,000 shares, respectively.

    Vesting of the grant is contingent upon a performance condition that specifies the Company must meet certain pre-tax margin and revenue growth targets in 2008. The awards also contain service vesting provisions.

    The form of the agreement is included as Exhibit 10.1 to this current report. The above description is qualified in its entirety by reference to such form.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (d) Exhibits.

    10.1 Form of Performance Based Restricted Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2007	CENTENE CORPORATION
	By:	/s/ ERIC R. SLUSSER
Eric R. Slusser
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Performance Based Restricted Stock Unit Agreement